UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

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National Presto Industries, Inc.

(Exact name of registrant as specified in this chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	NPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 25, 2020, the U.S. Securities and Exchange Commission issued an order under Section 36 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies (Release No. 34-88465) (the “Order”). The Order provides conditional relief to registrants subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act that are unable to meet a filing deadline due to circumstances related to coronavirus outbreak (“COVID-19”).

National Presto Industries, Inc. (the "Company") is relying on the Order to delay the filing of the Company's Quarterly Report on Form 10-Q for the quarter ended March 29, 2020 (the “First Quarter 10-Q”), due to circumstances related to COVID-19.

The Company’s key employees are affected by travel and work restrictions stemming from the COVID-19 pandemic. In particular, the Company's corporate offices are located in Wisconsin and the state has imposed a continuing statewide lockdown to address the COVID-19 pandemic. As a consequence, the Company's accounting personnel, many of whom are working remotely, either intermittently or continuously, have had only limited access to the Company's financial records. In addition, the COVID-19 outbreak has made collection of data slower and more difficult. These restrictions have slowed the completion of the internal quarterly review, including the preparation of the COVID-19 disclosure that is required by recent SEC guidelines. As a result, management will require additional time to prepare and finalize the First Quarter 10-Q. The Company expects to file its First Quarter 10-Q on or before May 31, 2020 (which is 23 days from the original filing deadline of May 8, 2020).

The Company is supplementing the risk factors previously disclosed under Part I, Item 1A, “Risk Factors” of its Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor:

The COVID-19 pandemic could have a material adverse effect on the Company’s business, financial condition, liquidity and results of operations.

The Company may be negatively impacted by the fear of exposure to, or actual effects of, pandemics and epidemics or similar public health crises. In response to a public health crisis, national, state and local authorities may implement a variety of measures to limit the spread of a disease, such as travel restrictions, social distancing or imposing quarantine and isolation measures on the population. The impacts of a public health crisis may include, but are not limited to:

•	Significant reductions in demand or significant volatility in demand for the Company’s products, which may be caused by, among other things, the temporary inability of consumers to purchase the products due to illness, self-quarantine, travel restrictions, financial hardship, restrictions that limit access to or close customer stores, or shifts in demand away from one or more of the Company’s more discretionary or higher priced products to lower priced products;

•	Inability to meet the Company’s customers’ needs and achieve costs targets due to disruptions in distribution capabilities or the supply chain caused by the loss or disruption of essential manufacturing and supply elements such as raw materials or other finished products or components, restricted transportation or increased freight costs, reduced workforce, or other manufacturing sources and distribution processes;

•	Failure of third parties on which the Company relies, including suppliers, customers, distributors, commercial banks, and external business partners, to meet their obligations to the Company, or significant disruptions in their ability to do so, which may be caused by their own financial or operational difficulties and may adversely impact the Company’s operations;

•	Significant changes in the political environment in which the Company manufactures, sells or distributes products, including quarantines, governmental authority actions, closures or other restrictions that limit or close operating and manufacturing or distribution facilities, restrict employees’ ability to travel or perform necessary business functions, or otherwise prevent external business partners, suppliers, or customers from sufficiently staffing operations, including operations necessary for the production, distribution, sale, and support of the Company’s products, which could adversely impact the Company’s results;

•	Massive government indebtedness resulting from its injection of money into the economy that could result in spiraling inflation, which could in turn affect the Company’s liquidity, and could also result in decreases in U.S. and foreign defense budgets, which in turn could have a negative impact on the Company’s sales and earnings;

•	Delays or limits in the ability of the U.S. Government and other customers to perform, including making timely payments and awards to the Company, negotiating contracts and agreeing appropriate costs for recovery, performing quality inspections, supporting testing, accepting delivery, approving security clearances (for individuals and facilities), and providing necessary personnel, equipment and facilities; or

•	A prolonged period of generating lower cash from operations that could adversely affect both the Company’s financial condition and the achievement of its strategic objectives.

Forward looking statements in this Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are certain important factors that could cause results to differ materially from those anticipated by some of the statements made herein. Investors are cautioned that all forward looking statements involve risks and uncertainty. Important factors that could cause actual results to differ materially include but are not limited to risks and uncertainties related to the impact of COVID-19 on the economy, our customers and suppliers, and our operations; consumer spending and debt levels; interest rates; continuity of relationships with and purchases by major customers; product mix; the benefit and risk of business acquisitions; competitive pressure on sales and pricing; development and market acceptance of new products; increases in material, freight/shipping, tariffs, or production cost which cannot be recouped in product pricing; delays or interruptions in shipping or production; shipment of defective product which could result in product liability claims or recalls; work or labor disruptions stemming from a unionized work force; changes in government requirements, military spending, and funding of government contracts which could result, among other things, in the modification or termination of existing contracts; dependence on subcontractors or vendors to perform as required by contract; the ability of startup businesses to ultimately have the potential to be successful; the efficient start-up and utilization of tooling and equipment investments; political actions of federal and state governments which could have an impact on everything from the value of the U.S. dollar vis-à-vis other currencies to the availability of affordable labor and energy; and security breaches and disruptions to our information technology system. These and other risk factors that could cause results to differ materially from the forward-looking statements can be found in the Company’s Annual Report on Form 10-K and in the Company’s other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

Date: May 8, 2020	By:	/s/ Maryjo Cohen
Maryjo Cohen, President
and Chief Executive Officer